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                                                                    Exhibit 24.1

                              ECHO BAY MINES LTD.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers of Echo Bay Mines Ltd. (the "Company" or the "Registrant"), hereby constitutes Peter H. Cheesbrough, Tom S. Q. Yip, Ronald R. Levine, II, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to sign the Registration Statement on Form S-3 to be filed by the Company and any and all amendments (including without limitation post-effective amendments and any amendments pursuant to Rule 462 under the Securities Act) to such Registration Statement, and to file the same with the Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite or necessary and advisable to enable the Registrant to comply with the Securities Act and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents, or any of them, or any substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has subscribed these presents this 24th day of April, 1998.

SIGNATURE                     TITLE
---------                     -----

 /s/ Robert L. Leclerc        Chairman, Chief Executive Officer and
---------------------------- Director (Principal Executive Officer) Robert L. Leclerc, Q.C.

 /s/ Peter H. Cheesbrough     Senior Vice-President, Finance and Chief
---------------------------- Financial Officer (Principal Financial Officer) Peter H. Cheesbrough

 /s/ Tom S. Q. Yip            Vice-President and Controller (Principal
----------------------------  Accounting Officer)
Tom S. Q. Yip

 /s/ John N. Abell            Director
----------------------------
John N. Abell

 /s/ Latham C. Burns          Director
----------------------------
Latham C. Burns

                              Director
----------------------------
Pierre Choquette

 /s/ John Gilray Christy      Director
----------------------------
John Gilray Christy


 /s/ Peter Clarke             Director
----------------------------
Peter Clarke
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SIGNATURE                     TITLE
---------                     -----

 /s/ John F. McOuat           Director
----------------------------
John F. McOuat

                              Director
----------------------------
Monica E. Sloan

 /s/ R. Geoffrey P. Styles    Director
----------------------------
R. Geoffrey P. Styles